                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each of the undersigned directors or officers, or both, of Instinet Group Incorporated, a Delaware corporation ("Instinet"), which proposes to file with the U.S. Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under the Securities Act of the issuance of shares of the common stock of Instinet as consideration for the acquisition of Island Holding Company, Inc. ("Island") pursuant to an Agreement and Plan of Merger, dated as of June 9, 2002, by and among Instinet, Island and Instinet Merger Corporation (the "Merger"), hereby constitutes and appoints Mark Nienstedt and Paul A. Merolla, and each of them singly, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such registration statement on Form S-4, or such other form as may be recommended by counsel, and any registration statement pursuant to Rule 462(b) under the Securities Act relating to the Merger, and any and all amendments (including post-effective amendments) and other documents relating thereto, and to file on behalf of Instinet such registration statement on Form S-4, or such other form as may be recommended by counsel, and any such registration statement pursuant to Rule 462(b), and amendments (including post-effective amendments) with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each one of them, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he or she might or could do in person as a director or officer of Instinet, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

                    SIGNATURE                                      TITLE                       DATE
                    ---------                                      -----                       ----

              /s/ MARK D. NIENSTEDT                      Acting President and Chief       July 18, 2002
 ------------------------------------------------       Executive Officer, and Chief
                Mark D. Nienstedt                      Financial Officer and Director


              /s/ MICHAEL J. CLANCY                   Senior Vice President and Chief     July 24, 2002
 ------------------------------------------------            Accounting Officer
                Michael J. Clancy


            /s/ ANDRE F.H. VILLENEUVE                Director and Chairman of the Board   July 18, 2002
 ------------------------------------------------
              Andre F.H. Villeneuve


               /s/ THOMAS H. GLOCER                           Senior Director             July 18, 2002
 ------------------------------------------------
                 Thomas H. Glocer


                /s/ JOHN C. BOGLE                                 Director                July 18, 2002
 ------------------------------------------------
                  John C. Bogle


               /s/ DAVID J. GRIGSON                               Director                July 19, 2002
 ------------------------------------------------
                 David J. Grigson


                 /s/ PETER J. JOB                                 Director                July 18, 2002
 ------------------------------------------------
                   Peter J. Job


                 /s/ JOHN KASICH                                  Director                July 19, 2002
 ------------------------------------------------
                   John Kasich

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
                    SIGNATURE                                      TITLE                       DATE
                    ---------                                      -----                       ----


                /s/ KAY KOPLOVITZ                                 Director                July 18, 2002
 ------------------------------------------------
                  Kay Koplovitz


                 /s/ IAN STRACHAN                                 Director                July 21, 2002
 ------------------------------------------------
                   Ian Strachan